UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
 ___________________________________________________________________

FORM 8-K

 CURRENT REPORT
 Pursuant to section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2008 (September 7, 2008)

UST INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-17506	06-1193986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
6 High Ridge Park, Building A, Stamford, Connecticut		06905

(Address of principal executive offices)	(Zip Code)

(203) 817-3000
 (Registrant’s telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

___________________________________________________________________

Item 1.01     Entry into a Material Definitive Agreement.

On September 7, 2008, UST Inc., a Delaware corporation (the “Company”), Altria Group, Inc., a Virginia corporation (“Parent”), and Armchair Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the terms and conditions thereof, Acquisition Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent.

Upon consummation of the Merger, each outstanding share of the Company's common stock, par value $0.50 per share (the “Common Stock”), other than those held by the Company, or its wholly-owned subsidiaries, Parent or Acquisition Sub, and other than those shares with respect to which dissenters rights are properly exercised, will be converted into the right to receive $69.50 in cash, without interest. Each option to purchase Common Stock of the Company outstanding at the effective time of the Merger, whether vested or unvested, will be cancelled and converted into the right to receive the difference between $69.50 and the exercise price per share of such option. Similar treatment will be provided to any other equity awards outstanding at the effective time of the Merger.

The completion of the Merger is subject to a number of conditions, including, but not limited to, (i) approval by the Company's stockholders in accordance with the applicable requirements of Delaware law, (ii) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of certain other regulatory approvals, and (iv) other customary conditions, including the absence of any law or government order prohibiting the Merger.

The Company has made customary representations, warranties and covenants in the Merger Agreement, and certain representations and warranties relating to the businesses in which it operates, which expire at the effective time of the Merger. The Company may not solicit competing proposals or, subject to exceptions set forth in the Merger Agreement, participate in any substantive discussions or negotiations regarding alternative business transactions. In addition, the Company has also agreed to operate its business in the ordinary course of business, consistent with past practice and the terms of certain interim operations covenants, pending consummation of the Merger.

The Merger Agreement contains specified termination rights for the parties, and provides that, in certain circumstances, including the termination of this Agreement by the Company to accept a superior proposal (should one be received), the Company would be required to pay Parent a termination fee of $250,000,000 and to reimburse Parent for certain expenses up to an aggregate amount of $10,000,000.  Additionally, in certain circumstances, including the failure of Parent to obtain financing for the transaction, Parent would be required to pay the Company, at the Company’s election, a reverse termination fee of $200,000,000.  Either party may terminate the Merger Agreement if the transaction has not been consummated within nine months of the date of the Merger Agreement (the “Termination Date”), but, by mutual agreement of the Company and Parent, the Termination Date may be extended, from time to time, for up to three additional months, if additional time is needed to obtain any regulatory approval or remove any other legal impediment, and all other conditions to closing have been satisfied.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference.  The Merger Agreement contains representations and warranties of the parties made to (and solely for the benefit of) the other parties, and the assertions embodied in those representations and warranties are qualified by confidential information in schedules that the parties have exchanged with each other. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, because they were made as of the date of the agreement and are modified in important part by the disclosure schedules.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT: The Company intends to file with the U.S. Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF UST INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UST INC. AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these materials

(when they are available) and other documents filed with the U.S. Securities and Exchange Commission at the U.S. Securities and Exchange Commission’s web site at http://www.sec.gov. A free copy of the proxy statement, when it becomes available, also may be obtained from UST Inc., 6 High Ridge Park, Building A, Stamford, Connecticut 06905, Attn: Investor Relations. Investors and security holders may access copies of the documents filed with the U.S. Securities and Exchange Commission by the Company on its web site at http://www.ustinc.com.

PARTICIPANTS IN SOLICITATION: The Company, Parent and their executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the U.S. Securities and Exchange Commission by the Company on March 24, 2008. Information regarding Parent's directors and executive officers is available in its proxy statement filed with the U.S. Securities and Exchange Commission by Parent on April 24, 2008.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the U.S. Securities and Exchange Commission when they become available.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Section 409A-Related Amendments

On September 7, 2008, the Company approved amendments to certain of its compensation and benefits arrangements and individual agreements covering its Chief Executive Officer, Chief Financial Officer and other named executive officers to reflect technical changes necessary to comply with section 409A of the Internal Revenue Code (“Section 409A”).  The following arrangements and individual agreements were so amended:

•	Employment Agreements between the Company and each of:

o	Mr. Kessler, dated December 7, 2006, and filed on the Company’s Current Report on Form 8-K filed on December 11, 2006;

o	Richard Kohlberger, dated June 30, 2000, and filed on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000; and

o	Raymond Silcock, dated July 20, 2007, and filed on the Company’s Current Report on Form 8-K filed on July 23, 2007.

•	Severance Agreement between the Company, International Wine and Spirits Ltd. and Theodor P. Baesler, dated June 23, 2006, and filed on the Company’s Current Report on Form 8-K filed on June 27, 2006.

•	Severance Agreement between the Company, U.S. Smokeless Tobacco Company and Daniel W. Butler, dated June 23, 2006, and filed on the Company’s Current Report on Form 8-K filed on June 27, 2006.

•	Severance Agreement between the Company and Richard Kohlberger, dated October 27, 1986, the form of which was filed on the Company’s Form 10-Q for the quarter ended September 30, 1986.

•
UST Inc. 1992 Stock Option Plan, as amended and restated as of December 9, 1999, and filed on the Company’s 2000 Notice of Annual Meeting and Proxy Statement filed on March 20, 2000, and affected award agreements thereunder.

•
UST Inc. Stock Incentive Plan, as amended and restated as of February 20, 2003, and as incorporated by reference to Appendix II to 2003 Notice of Annual Meeting and Proxy Statement dated March 27, 2003, and affected award agreements thereunder.

•
UST Inc. 2005 Long-Term Incentive Plan, as amended and restated as of August 2, 2007, and filed on the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, and affected award agreements thereunder.

•	UST Inc. Officers’ Supplemental Retirement Plan, as amended and restated as of January 1, 2003, and filed on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

•	UST Inc. Benefit Restoration Plan.

Amendments to UST Inc. Officers’ Supplemental Retirement Plan (“SOP”) and UST Inc. Benefit Restoration Plan (“BRP”)

In addition to the technical changes required to comply with Section 409A, on September 7, 2008, the Company approved amendments to the SOP and BRP to provide for a lump sum distribution of accrued benefits under the SOP and BRP to active participants on the earlier of (i) a participant’s separation from service or (ii) December 31, 2010, and to freeze future benefit accruals as of December 31, 2008, subject to a change in control of the Company (as defined in Section 409A), which will encompass the consummation of the Merger.  These amendments to the SOP and BRP will be memorialized in a letter agreement with each officer of the Company, including Messrs. Kessler, Kohlberger, Silcock, Baesler and Butler.

Item 7.01     Regulation FD Disclosure.

The following information is furnished under Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibits”. This information, including Exhibits 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 8, 2008, the Company announced that it entered into the Merger Agreement by press release, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The Merger Agreement was unanimously approved by the members of the Board of Directors of the Company.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:
All statements included in this press release that are not historical in nature are forward-looking statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements regarding the company's future performance and financial results are subject to a variety of risks and uncertainties that could cause actual results and outcomes to differ materially from those described in any forward-looking statement made by the company. These risks and uncertainties include uncertainties associated with ongoing and future litigation relating to product liability, antitrust and other matters and legal and other regulatory initiatives; the respective company's ability to execute strategic actions, including the Merger, and its ability to integrate acquired businesses; federal and state legislation; competition from other companies; consumer preferences; the cost of tobacco leaf and other raw materials; conditions in capital markets; and other factors described in this press release and in the respective company's Annual Report on Form 10-K for the year ended December 31, 2007. Forward-looking statements made by the respective company are based on its knowledge of its businesses and the environment in which it operates as of the date on which the statements were made. Due to these risks and uncertainties, as well as matters beyond the control of the respective company which can affect forward-looking statements, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date of this press release. The companies undertake no duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits

The following are included as exhibits to this report:

Exhibit No.	Description
1.1	Agreement and Plan of Merger by and among Altria Group, Inc., Armchair Merger Sub, Inc. and UST Inc., dated as of September 7, 2008.
99.1	Joint Press Release of UST Inc. and Altria Group, Inc., dated September 8, 2008.

UST INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UST INC.
(Registrant)

Date:	September 8, 2008	By:

/s/ Gary B. Glass

Name: Gary B. Glass

Title: Vice President, General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Agreement and Plan of Merger by and among Altria Group, Inc., Armchair Merger Sub, Inc. and UST Inc., dated as of September 7, 2008.
99.1	Joint Press Release of UST Inc. and Altria Group, Inc., dated September 8, 2008.